XPO Investor Presentation and Transcript Acquires Con-way Inc. Reports Third Quarter 2015 Results Issues Financial Targets November 2015 Exhibit 99.1

Disclaimers Forward-Looking Statements This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the expected ability to integrate operations, cross-sell services, realize cost savings, synergies and profit improvement opportunities, and our 2016 and 2018 financial targets. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target" or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include those discussed in XPO's filings with the SEC and the following: economic conditions generally; competition and pricing pressure; XPO's ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the Con-way acquisition and the related financing, including the expected impact on XPO's results of operations; the ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to Con-way and other acquired companies; XPO's ability to raise debt and equity capital; XPO's ability to attract and retain key employees to execute its growth strategy, including retention of Con-way’s key employees; litigation, including litigation related to alleged misclassification of independent contractors; the ability to develop and implement suitable information technology systems; the ability to maintain positive relationships with XPO's and Con-way’s networks of third-party transportation providers; XPO’s ability to attract and retain qualified drivers; the ability to retain XPO's, Con-way’s and other acquired companies' largest customers; fuel price or fuel surcharge changes; rail and other network changes; labor matters; weather and other service disruptions; and governmental regulation. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO or its businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and XPO undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law. Non-GAAP Financial Measures This document contains certain non-GAAP financial measures as defined under Securities and Exchange Commission ("SEC") rules, such as adjusted net loss attributable to common shareholders and adjusted EBITDA, in each case for the three- and nine-month periods ended September 30, 2015 and 2014, and EBITDA for the Transportation and Logistics segments for the quarters ended September 30, 2015 and 2014. As required by SEC rules, we provide reconciliations of these measures to the most directly comparable measure under United States generally accepted accounting principles ("GAAP"), which are set forth in the attachments to this document. We believe that adjusted net loss attributable to common shareholders and adjusted diluted loss per share improves comparability from period to period by removing the impact of nonrecurring expense items, including preferred stock beneficial conversion charge, acquisition-related transaction and integration costs; debt commitment fees; costs related to the rebranding to XPO Logistics (including accelerated amortization of trade names); loss on the conversion of the company’s convertible senior notes; impact of non-controlling interests; and gain on sale of intermodal equipment. We believe that EBITDA and adjusted EBITDA improve comparability from period to period by removing the impact of our capital structure (interest expense from our outstanding debt), asset base (depreciation and amortization) and tax consequences, and the nonrecurring expense items noted above. In addition to its use by management, we believe that EBITDA and adjusted EBITDA are measures widely used by securities analysts, investors and others to evaluate the financial performance of companies in our industry. Other companies may calculate EBITDA and adjusted EBITDA differently, and therefore our measure may not be comparable to similarly titled measures of other companies. EBITDA and adjusted EBITDA are not measures of financial performance or liquidity under GAAP and should not be considered in isolation or as an alternative to net income, cash flows from operating activities and other measures determined in accordance with GAAP. Items excluded from EBITDA and adjusted EBITDA are significant and necessary components of the operations of our business, and, therefore, EBITDA and adjusted EBITDA should only be used as a supplemental measure of our operating performance. | XPO Investor Presentation November 2015

XPO Is A Top Ten Global Leader XPO provides cutting-edge supply chain solutions to the most successful companies in the world #2 contract logistics provider worldwide by square footage #2 freight brokerage firm worldwide by net revenue #1 last mile logistics provider for heavy goods in North America #1 manager of expedited shipments in North America #1 less-than-truckload provider in Western Europe #2 less-than-truckload (LTL) provider in North America #3 provider of intermodal in North America Cross-border Mexico freight movements by rail, ground and air Largest owned truck fleet in Europe Largest platform for outsourced e-fulfillment in Europe Growing presence in global freight forwarding | XPO Investor Presentation November 2015 Source: Industry publications and company filings

Built to Serve Customers’ Growing Needs | XPO Investor Presentation November 2015 Sector Market Size ($ billions) Projected Growth (x GDP) Contract Logistics (North America and Europe) $120 2 to 3 times Road Transport (Europe) $85 ~ 2 times Truck Brokerage (North America) $50 2 to 3 times Less-than-Truckload (North America) $35 1 to 1.5 times Intermodal (North America) $22 3 to 5 times Last Mile (North America) $13 5 to 6 times Expedite (North America) $5 3 to 4 times Sources: Armstrong & Associates, Norbridge, Inc., EVE Partners LLC, FTR Associates, SJ Consulting Group, Inc., Bureau of Economic Analysis, US Department of Commerce, A.T. Kearney, Transport Intelligence, American Trucking Associations and management estimates

| XPO Investor Presentation November 2015 Blue Chip Customers Any trademarks or logos used in this presentation are the property of their respective owners

| XPO Investor Presentation November 2015 Blue Chip Customers Any trademarks or logos used in this presentation are the property of their respective owners

$400+ Million 2015 IT Spend Is Among Industry’s Highest | XPO Investor Presentation November 2015 XPO is committed to staying at the forefront of innovation to help customers operate their supply chains more efficiently World-class IT team of over 1,000 professionals Over 200 IT projects in 2015 Sophisticated contract logistics solutions for complex supply chain requirements Rigorous inventory management technology Freight Optimizer for cutting-edge pricing and load-covering Real-time customer experience management solutions Online bidding software Powerful suite of Rail Optimizer tools

CEO Bradley S. Jacobs | XPO Investor Presentation November 2015 Prior to XPO, founded and led four highly successful companies, including two world-class publicly-traded corporations United Rentals: Built world’s largest equipment rental company United Waste: Created 5th largest solid waste business in North America Hamilton Resources: Grew global oil trading company to ~$1 billion Amerex Oil Associates: Built one of world’s largest oil brokerage firms United Rentals stock outperformed S&P 500 by 2.2x from 1997 to 2007 United Waste stock outperformed S&P 500 by 5.6x from 1992 to 1997

# Highly Skilled Management Team

| | |
|---|---|
| **Ashfaque Chowdhury**<br>*CIO, Contract Logistics, Americas* | New Breed |
| **Troy Cooper**<br>*Chief Operating Officer* | United Rentals, United Waste |
| **Louis DeJoy**<br>*CEO, Contract Logistics, Americas* | New Breed |
| **Gordon Devens**<br>*General Counsel* | AutoNation, Skadden Arps |
| **Bill Fraine**<br>*COO, Contract Logistics, Americas* | New Breed, FedEx |
| **Luis Angel Gómez**<br>*Managing Director, Transport, Europe* | Norbert Dentressangle, Christian Salvesen |
| **John Hardig**<br>*Chief Financial Officer* | Stifel Nicolaus, Alex. Brown |
| **Mario Harik**<br>*Chief Information Officer* | Oakleaf Waste Management |
| **Angela Kirkby**<br>*Senior Vice President, Human Resources* | Belk, Bank of America, Accenture |

Partial list

9 | XPO Investor Presentation November 2015

XPO Logistics

# Highly Skilled Management Team (Cont'd)

| | |
|---|---|
| **Scott Malat**<br>*Chief Strategy Officer* | Goldman Sachs, UBS, JPMorgan Chase |
| **Karl Meyer**<br>*Chief Executive Officer, Last Mile* | 3PD, Home Depot |
| **Dominick Muzi**<br>*President, Global Forwarding* | Priority Solutions, AIT Worldwide |
| **Michael O'Donnell**<br>*Executive VP, Expedite Managed Transportation* | Landstar, Penske, TNT |
| **Will O'Shea**<br>*Chief Sales and Marketing Officer, Last Mile* | 3PD, Ryder, Cardinal Logistics |
| **Ludovic Oster**<br>*Senior Vice President, Human Resources, Europe* | Norbert Dentressangle, Delphi, Valeo |
| **Greg Ritter**<br>*Chief Customer Officer* | Knight Transportation, C.H. Robinson |
| **Paul Smith**<br>*President, Intermodal* | Pacer |
| **Malcolm Wilson**<br>*Managing Director, Logistics, Europe* | Norbert Dentressangle, NYK Logistics |

Partial list

10 | XPO Investor Presentation November 2015

XPO Logistics

Acquired Con-way Inc. October 30, 2015

Transaction Summary Purchase Price Transaction Value: Approximately $3.0 billion, including $290 million of net debt Transaction Multiple: Approximately 5.7x consensus 2015E EBITDA of $528 million Financing Sources and Closing In connection with the completion of the acquisition, XPO entered into a new $1.6 billion term loan credit agreement, the proceeds of which were used, together with cash on hand, to finance a portion of the acquisition consideration as well as other costs and expenses related to the transaction. XPO also entered into a new $1.0 billion asset-based revolving credit facility, which replaced XPO's existing $415 million asset-based revolving credit facility. The transaction was completed on October 30, 2015. | XPO Investor Presentation November 2015 Source: Consensus per Thompson

Acquisition Catapults XPO to Second Largest LTL Provider XPO has one of North America’s largest and most reliable less-than-truckload (LTL) networks LTL in North America is a $35 billion sector Best-in-class LTL platform for reliable, time-definite pickup and delivery High-value-add, networked business Filled an important gap in XPO’s supply chain offering XPO gained significant capacity while remaining asset-light, with assets accounting for about a third of revenue Will accelerate sharing of best practices with Europe, where XPO holds leading LTL positions in the UK, France, Spain and Portugal | XPO Investor Presentation November 2015 Source: company data

XPO Has PF $15 Billion Revenue and $1.1 Billion EBITDA Transaction accelerated XPO to new critical mass | XPO Investor Presentation November 2015 Revenue and EBITDA are pro-forma for the combination, trailing 12 months Sources: Con-way company data and XPO company data XPO’s Global Organization Pre-Con-way XPO Today Customers 30,000 Over 50,000 Employees 54,000 84,000 Locations 887 1,469 Countries 27 32 Contract logistics facilities 129 mm sq. ft. 151 mm sq. ft.

Actions Expected to Increase Profit by $170 – $210 Million | XPO Investor Presentation November 2015 Sources: Con-way company data and XPO company data In the next 24 months, XPO expects to realize cost synergies from executing these actions, with initial benefits in the first 12 months: Improving purchasing and supplier management related to facility operations, equipment, fuel, professional services, maintenance, supplies and marketing Reducing Con-way’s annual technology spend of $227 million Eliminating duplicative back-office and public company costs Integrating Con-way’s brokerage business to share data and capacity Reducing its $3.6 billion combined spend on purchased transportation Using data from $2.7 billion of freight under management to identify carriers, assign loads and fill backhauls more efficiently Utilizing its extensive intermodal network to improve LTL line-haul efficiency Expects over $30 million of annualized savings from actions already taken

Menlo Services Are Highly Synergistic to XPO | XPO Investor Presentation November 2015 Source: Con-way company data The acquisition of Menlo Logistics, Con-way’s asset-light subsidiary, created immediate synergies in three areas of service Supply chain 22 million square feet of contract logistics space – expanded XPO’s global logistics footprint to 151 million square feet 160 contract logistics locations Blue chip relationships in verticals such as high tech, healthcare and retail E-fulfillment operations in North America and Europe $225 million truck brokerage business $1.3 billion of freight under management All acquired services are operating under the XPO Logistics brand

Additional Compelling Reasons for Con-way Transaction | XPO Investor Presentation November 2015 Sources: Con-way company data and XPO company data Consolidates XPO’s position as a major outsourced provider in the high-growth e-commerce sector Adds blue chip accounts with e-fulfillment contracts in North America and Europe Opens up cross-selling in both directions LTL services offered to XPO’s 16,000 existing customers in North America XPO’s range of services offered to former Con-way’s 36,000 customers Expands service to the high-growth cross-border Mexico corridor with the addition of truckload business

XPO Gained Massive Capacity to Serve Customers Strategic ownership of LTL assets benefits XPO and its customers during periods of tight capacity XPO has a blended “asset right” transportation model of brokered, owned and contracted capacity in North America, similar to its model in Europe Combined global capacity – approximately 19,000 owned tractors and 46,000 owned trailers, 10,000 trucks contracted through independent owner-operators, and access to more than 50,000 independent carriers Combined North American capacity – approximately 11,000 owned tractors and 33,000 owned trailers, over 6,000 trucks contracted through independent owner operators, and access to more than 38,000 independent carriers Lane density covering approximately 99% of all postal codes in the United States, as well as the regions that produce 90% of the eurozone's GDP XPO arranges 148,000 deliveries a day, 66% more than the pre-Con-way volume of 89,000 deliveries | XPO Investor Presentation November 2015 Sources: Con-way company data and XPO company data

| XPO Investor Presentation November 2015 XPO’s Combined Revenue Note: Freight Brokerage includes truck brokerage, intermodal, last mile and expedite Pro-forma for the Con-way acquisition, trailing 12 months as of June 30, 2015 Sources: Con-way company data and XPO company data By Line of Business By Vertical By Country of Operation “Asset right” model – asset light business accounts for approximately 66% of revenue and 77% of free cash flow Aerospace and Defense5% Global Forwarding 3% Consumer Electronics5%

Third Quarter 2015 Financial Highlights

160% Compounded Annual Growth First 45 Months of XPO’s Growth Strategy | XPO Investor Presentation September 2015 TTM Revenue ($ millions) 2012 2013 2014 2015

Third Quarter 2015 Results | XPO Investor Presentation November 2015 Adjusted EBITDA ($ millions) (1) Revenue ($ millions) For a reconciliation of adjusted EBITDA to GAAP net loss, see Appendix +257% YOY +586% YOY $2,362 $166.1

Financial Targets Taking the Con-way acquisition into account, the company has annual revenue of $15 billion and adjusted EBITDA of $1.1 billion. The company has issued the following new financial targets: For 2016 Full year adjusted EBITDA of at least $1.25 billion based on existing operations For 2018 Full year adjusted EBITDA of approximately $1.7 billion based on existing operations, an increase from the $1.5 billion previously targeted for 2019 | XPO Investor Presentation November 2015

| XPO Investor Presentation November 2015 As of November 3, 2015, the company had approximately $530 million of cash, and an undrawn $1 billion asset-backed revolver Positive and accelerating free cash flow Asset-light business: assets account for less than a quarter of free cash flow Net capex of only 3.3% of revenue Global access to the highest caliber institutional investors Raised total of $2 billion of equity in two private offerings September 2014: three global investors endorsed XPO’s growth strategy May 2015: same three investors expanded their positions, together with new institutional investors Strong Financial Model and Market Relationships

Acquired Norbert Dentressangle (ND) June 8, 2015

Acquired ND as Platform for Growth in Europe Contract Logistics 2014 Revenue €2.6 billion 27,800 employees Leading outsourced European e-fulfillment platform Also provides reverse logistics, cold chain, chemicals handling, value-added warehousing Global Forwarding 2014 Revenue €0.2 billion 650 employees 54 offices Transportation 2014 Revenue €2.3 billion 13,900 employees Balanced non-asset and asset-based platform includes over €1 billion of freight brokerage revenue Largest owned truck fleet in Europe, including over €250 million of dedicated carriage Timing capitalized on strong U.S. dollar and start of expected economic rebound in the eurozone. Added €5.1 billion ($5.5 billion) of annual revenue: (1) 2014 revenue | XPO Investor Presentation November 2015

Preeminent European Transportation Network 36-year history as global partner to blue chip customers Customer verticals include retail, food and beverage, manufacturing, chemicals, agriculture, e-commerce and high tech Serves customers with a blended transportation model of brokered, owned and contracted capacity that offers flexibility and control over capacity Rapid growth in freight brokerage, LTL palletized service and dedicated carriage Ground transportation in primary markets of the UK, Spain and France is an estimated €95 billion market Source: Company information | XPO Investor Presentation November 2015

Leadership in European E-Fulfillment €242 million revenue in e-commerce logistics in 2014 Business focused in the UK, Spain and France Strong growth potential with approximately 5% market share in estimated €5 billion European e-fulfillment market Expected to increase at 9% to 10% CAGR over the next several years Increasingly complex supply chains and customer requirements demand scale, which XPO has and few others can match Deep relationships with blue chip B2B and B2C customers Leading capabilities in high-growth reverse logistics Favorable historical performance and future growth opportunities Source: Company information | XPO Investor Presentation November 2015

Summary

Positioned for EBITDA Growth and Value Creation XPO is a top ten global transportation and logistics company, providing cutting-edge supply chain solutions to the most successful companies in the world Highly integrated, unique, multi-modal organization with blended transportation model Became the second largest provider of LTL services in North America with the acquisition of Con-way, and increased presence in contract logistics, freight brokerage and managed transportation Significant future EBITDA growth embedded in XPO’s business model, in addition to the $170 million to $210 million of profit improvement expected from former Con-way operations XPO management owns approximately 17% of fully diluted shares – interests are entirely aligned with those of public shareholders to meaningfully increase EBITDA and create substantial shareholder value Clear line of sight to $1.25 billion of adjusted EBITDA in 2016 and $1.7 billion of adjusted EBITDA in 2018 | XPO Investor Presentation November 2015

Supplemental Materials

Common Shares 108.4 million (1) Preferred Shares 10.4 million Warrants 10.5 million (7.4 million dilutive) (2) Convertible Senior Notes 4.0 million shares (3) Stock Options and RSUs 2.7 million shares dilutive (4) Fully diluted shares outstanding 132.9 million shares Appendix Common Stock Equivalent (as of 9/30/2015) | XPO Investor Presentation November 2015 Includes new common shares and the conversion of preferred shares issued in the May 2015 PIPE transaction Dilutive effect of warrants calculated using treasury method (using XPO closing price of $23.83 on September 30, 2015) Assumes conversion in full of $65.5 million in aggregate principal amount of 4.50% convertible senior notes due 2017 outstanding at September 30, 2015 Dilutive effect of stock options and RSUs outstanding at September 30, 2015, calculated using treasury method (using XPO closing price of $23.83 on September 30, 2015)

XPO Business Glossary Contract Logistics: An asset-light, technology-enabled business characterized by long-term contractual relationships with high renewal rates, low cyclicality and a high-value-add component that minimizes commoditization. Contracts are typically structured as either fixed-variable, cost-plus or gain-share. XPO services include highly engineered solutions, e-fulfillment, reverse logistics, packaging, factory support, aftermarket support, warehousing and distribution for customers in aerospace, manufacturing, retail, life sciences, chemicals, food and beverage, and cold chain. Expedite: A non-asset business that facilitates time-critical, high-value or high-security shipments, usually on very short notice. Revenue is either contractual or transactional, primarily driven by unforeseen supply chain disruptions or just-in-time inventory demand for raw materials, parts or goods. XPO provides three types of expedite service: ground transportation via a network of independent contract carriers; air charter transportation facilitated by proprietary, web-based technology that solicits bids and assigns loads to aircraft; and a managed transportation network that is the largest web-based expedite management technology in North America. Freight Brokerage: A variable cost business that facilitates the trucking of freight by procuring carriers through the use of proprietary technology. Freight brokerage net revenue is the spread between the price to the shipper and the cost of purchased transportation. In North America, XPO has a non-asset freight brokerage business, with a network of 32,000 independent carriers. In Europe, XPO generates over €1 billion in freight brokerage revenue annually, with capacity provided by an asset-light mix of owned fleet and independent carriers. Global Forwarding: A non-asset business that facilitates freight shipments by ground, air and ocean. Shipments may have origins and destinations within North America, to or from North America, or between foreign locations. Services are provided through a network of market experts who provide local oversight in thousands of key trade areas worldwide. XPO’s global forwarding service can arrange shipments with no restrictions as to size, weight or mode, and is OTI and NVOCC licensed. | XPO Investor Presentation November 2015

XPO Business Glossary Intermodal: An asset-light business that facilitates the movement of long-haul, containerized freight by rail, often with a drayage (trucking) component at either end. Intermodal is a variable cost business, with revenue generated by a mix of contractual and spot market transactions. Net revenue equates to the spread between the price to the shipper and the cost of purchasing rail and truck transportation. Two factors are driving growth in intermodal in North America: rail transportation is less expensive and more fuel efficient per mile than long-haul trucking, and rail is a key mode of transportation in and out of Mexico, where the manufacturing base is booming due to a trend toward near-shoring. Last Mile: A non-asset business that facilitates the delivery of goods to their final destination, most often to consumer households. XPO specializes in two areas of last mile service: arranging the delivery and installation of heavy goods such as appliances, furniture and electronics, often with a white glove component; and providing logistics solutions to retailers and distributors to support their e-commerce supply chains and omni-channel distribution strategies. Capacity is sourced from a network of independent contract carriers and technicians. Less-Than-Truckload (LTL): The transportation of a quantity of freight that is larger than a parcel, but too small to require an entire truck, and is often shipped on a pallet. LTL shipments are priced according to the weight of the freight, its commodity class (which is generally determined by its cube/weight ratio and the description of the product), and mileage within designated lanes. An LTL carrier typically operates a hub-and-spoke network that allows for the consolidation of multiple shipments for different customers in single trucks. | XPO Investor Presentation November 2015

Appendix The following table reconciles XPO’s net loss attributable to common shareholders for the three months ended September 30, 2015 and 2014 to adjusted EBITDA for the same periods | XPO Investor Presentation November 2015